CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.
AMENDMENT NO. 17 TO MASTER SERVICES AGREEMENT

This Amendment No. 17 (“Amendment”) is dated and effective on July 1, 2023 (“Amendment Effective Date”) by and between Block, Inc. (formerly Square, Inc.), a Delaware corporation, whose principal address is 1955 Broadway, Suite 600, Oakland, CA 94612 (“Client”) and Marqeta, Inc., a Delaware corporation, whose principal address is 180 Grand Avenue, 6th Floor, Oakland, CA 94612 (“Marqeta”), and amends the Master Services Agreement between Client and Marqeta dated April 19, 2016, as amended (“Agreement”). Capitalized terms that are not defined in this Amendment are defined in the Agreement.

CONTEXT:
A.Marqeta and Client entered into the Agreement for the provision of certain services to Client; and
B.The Parties desire to supplement the Agreement with the terms of this Amendment, which become a part of the Agreement.

TERMS:
1.Extension of Initial Term. The first sentence of the additional paragraph added to Section 3(a) of Schedule, “Program Terms,” to the Agreement as a part of the Twelfth Amendment to the Agreement, dated March 13, 2021, is deleted in its entirety and replaced with the following:

“The Initial Term, with respect to the Cash App Program, will begin on the Effective Date and will expire on June 30, 2027, unless terminated earlier in accordance with the terms of this Agreement (“Cash App Initial Term”).”

2.Intentionally Omitted.

3.Card Brand and Issuing Bank Costs. Notwithstanding anything in the Agreement to the contrary, and subject to Section 4 below, from and after the Amendment Effective Date, Client will be responsible for payment to Marqeta of any and all Card Brand and Issuing Bank fees and costs allocated and attributable to the Cash App Program (specifically including but not limited to [***].

4.[***] Relationship. Notwithstanding anything in the Agreement to the contrary, from and after the Amendment Effective Date, Client is solely responsible for managing Client’s relationship with [***] for the Cash App Program, specifically including, but not limited to responsibility for the Financial Relationship between the Cash App Program and [***], choice of Card Brand, determining Product Type, and meeting Program Parameters.

5.Definition of Program Management Services. The definition of “Program Management Services” in Schedule C to the Agreement is deleted in its entirety and replaced with the following to exclude [***] as a Card Brand from Marqeta’s management responsibility with respect to Client’s Cash App Program:

CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.
“”Program Management Services” means services consisting of the overall management of the Card Program, including managing the relationship with the Issuing Bank and Card Brands (excluding [***] with respect to Client’s Cash App Program as it relates to the Financial Relationship between the Cash App Program and [***], choice of Card Brand, determining Product Type, and meeting Program Parameters), obtaining Issuing Bank approvals, providing information required by Issuing Bank in connection with the Card Program, creation of Cardholder Agreements, which shall be subject to Client review and approval, coordinating the activities of the parties, providing services in connection with the Card Program and Card Program monitoring and training, as updated from time to time by Marqeta.

The following definitions shall apply:
•“Financial Relationship” means the commercial terms between [***] and Client including but not limited to any incentive arrangements.
•For purposes of this Section, “Card Brand” means the primary card brand network for the program.
•“Product Type” is the specific Card Brand services and configuration of those services to meet program requirements including but not limited to BIN type.
•“Program Parameters” means the program-specific Card Brand requirements applicable to the determined Product Type (e.g., conducting cardholder verification, providing cardholder support, charging cardholder fees, or obtaining network waivers for any requirements not met).”

6.Payment Terms. For the Cash App Program, the last sentence of Section 8(a)(iv) of Schedule B, “Statements, Invoices and Payments,” which was added in Section 5 of the 12th Amendment to the Agreement, dated March 13, 2021 (“Amendment No. 12”), is deleted in its entirety and replaced with the following:

“In addition, Marqeta will withhold any revenue share payment to Client until [***] Card Brand fees and costs allocated and attributed to the Cash App Program are fully determined on a monthly basis, with the determination occurring no later than [***] after month end. Any Monthly Payments owed by Client, specifically including, but not limited to, the [***] Card Brand fees and costs allocated and attributed to the Cash App Program, shall be set off by Marqeta against any amounts owed to Client, specifically including, but not limited to, any revenue share payment to Client, when determining the net amount payable from one Party to the other on a monthly basis.”

7.Pricing Terms. Schedule D, “Fees - Program Setup & Processing Services,” is amended by:

a.Revenue Sharing. Subsection (i), entitled “Revenue Sharing” of Section (C) entitled, “Cash App Program Fees,” of Schedule D to the Agreement, which was added to the Agreement as a part of Amendment No. 12, is deleted in its entirety and replaced with the following:

“i. Revenue Sharing.

CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.

A.Monthly Incentive Payment. [***] an amount based on the value of Cash App NPV in a given month as set forth in the table below (“Monthly Incentive Payment”). “Cash App NPV” means [***].

Cash App NPV	Monthly Incentive Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
* [***]

Tiers will be applied on [***], meaning that if Client’s monthly Cash App NPV encompasses [***] then Client [***] the Monthly Incentive Payment based on Cash App NPV [***].

B.[***] Rebate. In addition to the [***] rebate referenced in subsection (C) below, Marqeta will pay Client a [***] transaction rebate on [***] according to the following calculation: Marqeta will sum [***] across [***] and apply Client’s Cash App Program [***] of [***] (which include [***]) to derive the rebate [***] payable to Client. For example, if in [***], and Client’s [***] account for [***] of [***] on the Marqeta Platform, then Client shall [***].

C.[***] Rebate. In addition to the [***] transaction rebate referenced above, [***], Marqeta will pay Client a [***] transaction rebate on [***] according to the following calculation:

1.Marqeta will create [***] for Client’s Cash App Program based on a calculation of [***] Client’s Cash App Program [***], divided by Marqeta’s [***] across [***]; and
2.Marqeta will [***] assign Client [***] of the [***] rebate based on this [***] calculated in (1) above.

For example, if the [***] across [***] from [***] is [***], and [***] Client’s Cash App Program [***] is [***], Client shall [***] rebate.

CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.
Notwithstanding the foregoing, for the period [***], the calculation referenced above will only include [***] Client’s Cash App Program [***] for the period [***], divided by Marqeta’s [***] across [***] for [***]. For example, if the [***] across [***] was [***], and [***] Client’s Cash App Program [***] is [***], Client shall [***] rebate.

D.[***] Rebate. Marqeta will pay Client a [***] rebate (the “[***] Rebate”) on [***] according to the following calculation: Marqeta will sum [***] Marqeta pays [***] Client’s Cash App Program and [***] as outlined in the Marqeta [***] agreement as a [***]. For example, if [***] Marqeta pays [***] Client’s Cash App Program for a [***] are [***] and the [***] then Client shall [***]. In the event that Marqeta [***] Client’s Cash App Program, Marqeta will [***] to Client [***] to those detailed in this Section [***].

E.Rebate and Incentive Commitment. During each 12 month period of the Cash App Initial Term, starting July 1, 2023 through June 30, 2024, and each subsequent 12 month period (“Contract Year”) with respect to the Cash App Program, Client will receive [***] of rebate and / or incentive value on Client’s annual Cash App NPV [***] for the rebates described in (B), (C), and (D) above (the “Rebates”) and / or other similar economic incentives to (B), (C), and (D) above provided by Marqeta to Client (the “Rebate and Incentive Commitment”). Client will not [***] related to Client’s Cash App Program that [***]. If Client [***] related to Client’s Cash App Program that [***], then the Rebate and Incentive Commitment [***] according to the following calculation:

1.Marqeta and Client will calculate [***] towards the Rebates [***]; and
2.The Rebate and Incentive commitment will be [***] by this [***].

For example, if Client [***] of the [***], then [***] will be: [***] for the remainder of the Contract Year and each subsequent Contract Year.

If a [***] does not [***] and [***], then Marqeta and Client will calculate [***] in each Contract Year and consider [***] Contract Year commitment.

For example, if [***] of Cash App NPV is [***] in the Contract Year, the [***], then [***] for that Contract Year. For the avoidance of doubt, if the [***] in a Contract Year, then [***] pursuant to this paragraph.

F.Rebate and Incentive Certification. Within [***] immediately following [***] during the Cash App Initial term, Marqeta will deliver to Client a written certification (the “Rebate and Incentive Certification Letter”) substantially similar to the form attached as Rider 1, that will contain the dollar amount of the Rebates [***] and will confirm and certify to Client that the calculation of the Rebates is true and accurate, to the best of Marqeta’s knowledge. The Rebate and Incentive Certification letter will be fully executed by a Marqeta representative with requisite signing authority.”

CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.
b.ATM Fees. The language below is added as subsection (iv) of Section (C) entitled, “Cash App Program Fees,” of Schedule D to the Agreement, which was added to the Agreement as a part of Amendment No. 12, which is in addition to Client’s responsibility to Marqeta set forth in Section 2 of this Amendment above. For purposes of clarity, however, the “ATM Fees” section added to Schedule D to the Agreement as a part of Section 2 of Amendment No. 6 to the Agreement, dated March 28, 2018, will continue in effect for Programs under the Agreement, other than the Cash App Program, as applicable, and the [***] will no longer be applicable from and after the Amendment Effective Date.

“iv. ATM Fees. Client shall be responsible for paying to Marqeta [***] Cash App Program ATM [***], including, but not limited to, [***].”

c.Chargeback and Dispute Resolution Fees. The table in subsection (ii) entitled, “Chargeback and Dispute Resolution,” of Section (C) entitled, “Cash App Program Fees,” of Schedule D to the Agreement, which was added to the Agreement as a part of Amendment No. 12, is deleted in its entirety and replaced with the following:

Item	Description	Unit	Fee
[***]	[***]	[***]	[***]

8. Transition and Continued Services. In the event that Marqeta enters into a definitive written agreement with a third party Entity for a transaction that would result in a change of Control of Marqeta (“Change of Control Transaction”), and such Change of Control Transaction closes:

1.Marqeta and / or its successor-in-interest resulting from the Change of Control Transaction will, subject to Section 9 of Schedule B to the Agreement, continue to (a) provide the Services (specifically including the Direct Deposit Services) for Client’s Cash App Program in accordance with the terms of the Agreement in a substantially similar manner to the provisions of Services for Client’s Cash App Program prior to the closing date of the Change of Control Transaction, and (b) provide Client with equitable access to Marqeta products and services for Client’s Cash App Program in relation to the provision of Marqeta products and services to other Marqeta clients until the later of:
i.the end of the Cash App Program Initial Term; or
ii.the end of the twenty-fourth (24th) month following the closing date of the Change of Control Transaction;
2.The second to last sentence of Section 9(ii) of Schedule B to the Agreement will be deemed deleted and replaced with the following with respect to Client’s Cash App Program, and the requirements of Marqeta in Sections 1(a) and (b) above will continue to apply during any Transition:

“Marqeta shall provide Transition Services for Client’s Cash App Program until the expiration date of the last Cash App Program Card issued under this Agreement.”; and

CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.
3.For the avoidance of doubt, Marqeta will not be obligated to issue Cards after the later of the periods referenced in (1)(i) or (ii) above.

For the avoidance of doubt, Sections (1) - (3) above are only applicable to one (1) Change of Control Transaction. In the event that a Change of Control Transaction has not occurred prior to the earlier of the effective date of the expiration or termination of the Agreement, or June 30, 2027, the rights and obligations set forth in this Section 8 expire and terminate on the earlier to occur of those dates.

9. [***]. For the period [***], [***] (“[***]”) into the Custodial Account pursuant to Section 8(a)(iv) of Schedule B to the Agreement to [***]. Contingent upon execution of this Amendment, Client will no longer be responsible for [***], and Marqeta [***] related to this [***].

10. [***]. [***].

11. Limited Addendum. This Amendment and the Agreement set forth the Parties’ entire agreement regarding the subject matter of this Amendment. This Amendment incorporates by reference the terms of the Agreement, and the specific terms and conditions in this Amendment govern, control, and supersede the Agreement solely with respect to the subject matters covered in this Amendment. Except as modified or supplemented by this Amendment, all the provisions of the Agreement remain in full force and effect.

12. Counterparts. This Amendment may be executed electronically and in counterparts.

[Signature Page Follows]

CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.

The Parties have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

Marqeta, Inc.	Block, Inc.
By: /s/ Simon Khalaf	By: /s/ Amrita Ahuja
Print: Simon Khalaf	Print: Amrita Ahuja
Title: CPO	Title: CFO
Date: August 4, 2023	Date: August 4, 2023